UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

James River Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51480 (Commission File Number)	05-0539572 (IRS Employer Identification No.)
300 Meadowmont Village Circle, Suite 333 Chapel Hill, North Carolina (Address of principal executive offices)	27517 (Zip Code)
(919) 883-4171 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 11, 2007, the Company issued a press release announcing that it had entered into an Agreement and Plan of Merger with Franklin Holdings (Bermuda), Ltd., a Bermuda company ("Parent"), and Franklin Acquisition Corp, a Delaware corporation and a direct, wholly owned subsidiary of Parent. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
99.1	Press Release dated June 11, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP, INC.

Date: June 11, 2007	By:	/s/ Michael T. Oakes
		Name:	Michael T. Oakes
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release dated June 11, 2007

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